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Exhibit 10.46

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Avail-TVN

TVN—CSB ADULT VOD SERVICES AGREEMENT

        This agreement (the "Agreement"), dated as of April 8, 2010 (the "Effective Date"), is entered into by and between COLORADO SATELLITE BROADCASTING, INC., a Colorado corporation ("CSB"), with offices located at 7007 Winchester Circle, Suite 200, Boulder, CO 80301, and TVN ENTERTAINMENT CORPORATION, a Delaware corporation doing business as Avail-TVN ("TVN"), with offices located at 15301 Ventura Boulevard, Building E, Suite 3000, Sherman Oaks, CA 91403 (each, a "Party" and collectively, the "Parties").

        WHEREAS, CSB is the producer, owner, license holder and/or distributor of entertainment programming, and wishes to distribute certain programming to owners/operators of cable, telco, and DBS systems and other systems which distribute video programming to subscribers/customers for use on a video-on-demand basis;

        WHEREAS, TVN is engaged in the business of, among other things, acquisition, delivery and management (e.g., encoding, asset and platform management, and digital file transport) of video grade digital files for use in video distribution systems offering content on a VOD basis, as well as sales and licensing of VOD programming offerings to Operators;

        WHEREAS, the Parties are parties to that certain LICENSING, ENCODING AND TRANSPORT AGREEMENT FOR VIDEO ON DEMAND (VOD) dated April 1, 2003, as amended by that certain AMENDMENT TO LICENSING, ENCODING AND TRANSPORT AGREEMENT FOR VIDEO ON DEMAND dated June 29, 2007 (together with any other existing agreements between TVN and CSB, and any agreements between CSB and Avail Media, Inc., the "Prior Agreements"), and wish to enter into a new agreement for the continued provision of services by TVN to CSB for [***] Content (defined below) under the terms and conditions of this Agreement, which, together with the [***] Content Agreement (defined below) shall collectively supersede and replace the Prior Agreements as of the Effective Date; and

        NOW, THEREFORE, in consideration of the premises and the mutual and several promises contained herein, TVN and CSB hereby agree to the following terms and conditions:

1.
DEFINITIONS. Capitalized terms used in this Agreement shall have the meanings set forth below, unless otherwise defined in this Agreement.

1.1
"A La Carte" means the offering of a VOD program to customers/subscribers on a [***] basis.

1.2
"[***] Content" and "[***] Programming" mean programming that consists of [***] content commonly referred to or recognized as rated [***], including without limitation programming commonly referred to or recognized as [***], but not including [***] Content.

1.3
"Agreement" has the meaning set forth in the first paragraph above.

1.4
"Authorized Systems" means those TVN Systems that are authorized by CSB (or TVN, subject to Section 2.2 below) to receive the VOD Titles that comprise a specified VOD Package.

1.5
"[***]" or "[***]" is defined in Section 5.2.1 below.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

  1.6
  "Carriage Agreement" means the agreement (whether between TVN and an Operator, or CSB and an Operator) governing the terms for carriage of the CSB VOD Service.

  1.7
  "Content Provider Requirements" or "CPR" means that set of specifications, processes and procedures published and updated by TVN from time to time, which content providers must follow.

  1.8
  "CSB Direct Licensee" means an Operator who licenses the CSB VOD Service via a Carriage Agreement between that Operator and CSB.

  1.9
  "CSB VOD Affiliate" means an Operator who carries the CSB VOD Service either as a TVN Sublicensee or as a CSB Direct Licensee.

  1.10
  "CSB VOD Service" means the collection of all of CSB's VOD [***] Programming services and encompasses all [***] Programming distributed by CSB for use on a VOD basis.

  1.11
  "Delivery Carve-out Operators" is defined as [***].

  1.12
  "Distribution System" means the plant, system, mechanism or other means that is used to distribute multichannel video programming to subscribers.

  1.13
  "FOD" means the offering of a program to VOD Enabled Subscribers on a free on demand basis (i.e., with no associated charges).

  1.14
  "Gross Revenues" is defined as [***].

  1.15
  "Group 1 Operators" is defined as all Operators except for [***].

  1.16
  "Group 2 Operators" is defined as the following Operators: [***].

  1.17
  "Law", for purposes hereof, means all laws, statutes, ordinances, codes, regulations, rules, orders, judgments, rulings, writs, injunctions, court and administrative decrees and other requirements imposed by any court, administrative agency or commission, governmental franchising or licensing authority or other governmental authority or instrumentality, whether local, state or federal and other pronouncements having the effect of law of any such entity or any other laws or reported decisions of any court thereof, including principles of common law.

  1.18
  "[***] Content" or "[***] Programming" means programming that depicts [***] which do not include [***].

  1.19
  "Metadata" means descriptive data associated with a VOD Title, which may vary in depth from merely identifying the associated Package, title or information to populate an electronic program guide, to providing a complete index of different scenes in a movie or providing terms detailing how the VOD Title and/or associated VOD Package may be displayed, copied, or sold, and, for the purposes of this Agreement, it shall conform to [***] specifications (and updates thereto as specified by TVN).

  1.20
  "Minimum Terms" is defined in Section 8.1 below.

  1.21
  "[***]" is defined in Section 9.1.2 below.

  1.22
  "Monthly Transmission Planner" or "MTP" means the list of VOD Titles that CSB plans to distribute for a particular month, the template for which is provided in the CPR.

  1.23
  "Net Revenues" is defined as [***].

  1.24
  "Operational Requirements" is defined in Section 3.4.5 below.

  1.25
  "Operator" means the entity that, directly or indirectly, owns or controls one or more Distribution System(s).

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

  1.26
  "Party" or "Parties" is defined in the first paragraph of this Agreement.

  1.27
  "Pre-Existing TVN Sublicensees" means Operators who are TVN Sublicensees as of [***], as identified in Schedule D.

  1.28
  "Pre-Existing CSB Direct Licensees" means Operators who are CSB Direct Licensees as of [***], as identified in Schedule D.

  1.29
  "Provider Remote Interface" or "PRI" is defined in Section 5.6 below.

  1.30
  "Reserve Capacity" means transport capacity that TVN has reserved for the CSB VOD Service, which TVN will make available for the VOD Titles.

  1.31
  "[***]" means the [***] of [***] payable by an Operator to the entity (either TVN or CSB) licensing the CSB VOD Service to such Operator.

  1.32
  "SVOD" means a package of programming offered to VOD Enabled Subscribers where, [***], the subscriber can watch [***] with "on demand" functionality over a set period of time as often as desired on a [***] basis. "SVOD Subscriber" and "SVOD Subscription" means a VOD-Enabled Subscriber who [***] for access to such [***] offered on [***] basis, as the context may require.

  1.33
  "Term", "Initial Term" and "Renewal Term" are defined in Section 13.1 below.

  1.34
  "Territory" means [***], and the territories and possessions of each.

  1.35
  "TVN Affiliate Agreement" means the agreement between TVN and an Operator pursuant to which TVN delivers VOD programming to the Operator, and the Operator makes such VOD programming available to its VOD Enabled Subscribers via its VOD Servers.

  1.36
  "TVN Equipment" means the receiving and/or management equipment (i.e., hardware and/or software) that is owned or otherwise configured and managed remotely by TVN, including, without limitation revisions and upgrades thereto, which is used by TVN in connection with the delivery and/or management of VOD programming, and which is located in the facilities of Operators.

  1.37
  "TVN Sublicensee" means an Operator who sublicenses the CSB VOD Service via a Carriage Agreement between such Operator and TVN.

  1.38
  "TVN System" means a Distribution System which is (i) owned or operated by a cable, local exchange carrier (LEC) or long distance carrier of telephony and/or telecommunications services (including, without limitation, [***]), a company providing video programming via internet protocol, and/or a DBS Operator, (ii) located or operating in the Territory, and (iii) served by a VOD receive site(s) where the TVN Equipment is deployed.

  1.39
  "[***] Systems" means the Distribution Systems owned and operated by [***].

  1.40
  "Video On Demand" or "VOD" means the distribution of video programming on an "on demand" basis, such that a VOD Enabled Subscriber can select a program, and begin viewing the program [***], including on [***] basis, as applicable.

  1.41
  "VOD Distribution Services" means the collection of services offered by TVN for the acquisition, delivery and management (e.g., encoding, asset and platform management, and digital file transport) of [***] files for use in Distribution Systems.

  1.42
  "VOD Enabled Subscriber" means any person or entity who has the capability to receive VOD programming through or from a Distribution System.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

  1.43
  "VOD Package" refers to the mapping or routing structure through which VOD programming is delivered [***] to Operators, where each VOD Package is comprised of VOD Titles which have a common: (i) Provider Content Tier, (ii) unique distribution site list reachable via a common multicast pitch, and (iii) unique package parameters (e.g., poster art format and codec); and where each new VOD Package requires a setup process in order to set and coordinate the package parameters with the local system configurations at the relevant Operators prior to TVN delivering VOD programming as part of that VOD Package.

  1.44
  "VOD Program" means each separate piece of [***] Content for which CSB owns, controls, manages, or licenses the VOD rights, or is otherwise a part of the CSB VOD Service, including without limitation ancillary or related content (e.g., promotional or other supporting programming) which is otherwise a part of the CSB VOD Service.

  1.45
  "VOD Server" means the hardware and software system(s) that ingests VOD programming directly or indirectly from the TVN Equipment and facilitates or enables playback of VOD programming, and which is/are located at the VOD receive site(s) of Operators.

  1.46
  "VOD Services Provider" or "VSP" means a company that provides digital file transport of VOD programming to Operators, such as [***].

  1.47
  "VOD Title" means each [***] version of a VOD Program. A VOD Title has an associated [***]. Each [***] for the [***] VOD Program constitutes a [***] VOD Title. For example, [***]. A VOD Title may also be referred to in this Agreement as a "file".

2.     GRANT OF RIGHTS

  2.1
  Authorized Systems. CSB hereby grants to TVN the non-transferable, non-assignable, limited license to deliver VOD Titles to the Authorized Systems for the applicable VOD Package(s), as identified in Schedule A, which Schedule is incorporated herein by reference and which may be expanded by CSB (or by TVN under Section 2.2 below) from time to time to include additional Authorized Systems. Notwithstanding the foregoing or any other provision set forth in this Agreement, under no circumstances shall TVN designate a Delivery Carve-Out Operator to be an Authorized System unless approved in advance by CSB. With respect to adding Authorized Systems, in order for a Distribution System to be considered an Authorized System(s) for a particular VOD Package(s) (such Distribution Systems referred to herein as "Authorized Systems"): (i) CSB shall provide TVN with written notice that CSB has authorized such Distribution System to receive the applicable VOD Package(s) (or if TVN is authorizing the Distribution System, then TVN shall notify CSB of such in accordance with Section 2.2 below), and (ii) the Operator of such Distribution System(s) shall provide authorization to TVN for delivery of the VOD Titles comprising the applicable VOD Package(s) to such Distribution System(s), at which time Schedule A shall be deemed automatically amended to include such Distribution System as an additional Authorized System(s). TVN will add such Authorized Systems to its multicast delivery for the applicable VOD Package(s) no later than ten (10) business days from receipt of such authorizations. A list of existing Authorized Systems and VOD Packages as of the Effective Date can be found in the PRI toolset, which will be updated throughout the Term to reflect the latest list of Authorized Systems.

  2.2
  TVN's Rights to Sublicense the CSB VOD Service. CSB hereby grants to TVN the rights to sub-license the CSB VOD Service to Operators, subject to the terms set forth in Section 8 below (Sublicensing and Standard Terms). The applicable systems of the TVN Sublicensees shall be deemed Authorized Systems under Schedule A, which Schedule shall be automatically amended to include such systems upon the commencement of the applicable sublicense. TVN

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

    will keep CSB apprised in writing (including e-mail) and reasonably in advance of all TVN Sublicensees that TVN adds to Schedule A under this section.

  2.3
  Ownership of Program Copyrights. TVN acknowledges that, as between TVN and CSB, the copyrighted material, trademarks, service marks, and other intellectual property included in the VOD Programs, including the names of the VOD Programs, are the property of CSB (or its suppliers) and that TVN has not and shall not acquire any proprietary rights therein by reason of this Agreement.

  2.4
  Reservation of Rights. CSB reserves all rights in and to the VOD Programs and other intellectual property of CSB for its own use, except for the specific rights that are expressly granted to TVN under this Agreement.

3.     CSB OPERATIONAL REQUIREMENTS

  3.1
  VOD Title Selection and VOD Packages. CSB shall, in CSB's sole discretion, determine the VOD Programs and VOD Titles that it makes available as part of the CSB VOD Service and each of the VOD Packages offered thereunder. CSB may launch additional VOD Packages during the Term by providing TVN with [***] written notice.

  3.2
  Content Provider Requirements. CSB acknowledges that TVN's role as a VOD distributor requires programming distributed by TVN to be compliant with TVN's Content Provider Requirements (the "CPR") and applicable Operator specifications. CSB shall comply with the CPR and any modifications made thereto; provided that (i) CSB will not be required to comply with any new or revised terms to the CPR until [***] receipt of such modifications to the CPR, and (ii) any amended requirements in the CPR that are applicable to CSB will be [***] applied to all other Adult Content VOD networks using TVN for their VOD distribution.

  3.3
  Monthly Transmission Planner. [***] prior to the first day of each month during the Term, CSB shall provide to TVN a Monthly Transmission Planner (the "MTP"), as described in the CPR, setting forth CSB's needs for the applicable month, including, for each VOD Title to be distributed by TVN in such month: [***]. In the event that CSB has not provided an MTP to TVN [***] prior to the beginning of the applicable month, unless waived in writing by TVN, CSB will pay TVN the MTP late fee described in Subsection 2.3 of Section D of Schedule C.

  3.4
  Delivery of Titles to TVN.

  3.4.1
  Delivery and Timing. CSB shall deliver to TVN [***] (i) the VOD Programs and/or VOD Titles and (ii) all associated Metadata, each in accordance with the then-current CableLabs specification and TVN's CPR, at least twenty-one (21) days in advance for pre-encoded VOD Titles, and thirty (30) days in advance for VOD Titles requiring TVN encoding or transcoding, of each applicable VOD Title's exhibition start date as that date is set forth in the applicable Metadata.

  3.4.2
  Qualification. CSB may deliver to TVN VOD Titles that have been pre-encoded in-house by CSB or by a third party authorized by CSB (each such third party encoding provider, a "Third Party Encoder"), provided that CSB or such third party has successfully completed TVN's pre-qualification process (used to verify compliance with TVN and industry standards, and is consistently applied) for each unique codec, bitrate, and collection of encoder settings used in the encoding of the VOD Titles prior to TVN providing the VOD Distribution Services with respect to such VOD Titles. It is acknowledged that as of the Effective Date, CSB has been qualified as an encoder for [***]. CSB acknowledges that in the event it intends to distribute VOD Titles encoded at other bitrates, in other codecs, or with alternative encoder settings, CSB would need

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

      to be re-qualified prior to providing such VOD Titles. For the qualification of any Third Party Encoder, CSB shall pay TVN a Third Party Encoder Qualification Fee as set forth in Section C Subsection 1.3 of Schedule C.

    3.4.3
    Delivery of Pre-Encoded Content. Any entity delivering pre-encoded VOD Titles to TVN shall (i) deliver the pre-encoded VOD Titles via a TVN-approved FTP site, and (ii) be responsible for generating a verifiable date and timestamp for the complete transfer of all pre-encoded VOD Titles to TVN. CSB shall also ensure that the encoding rate used for any pre-encoded HD VOD Titles complies with the requirements of each applicable Authorized System.

    3.4.4
    Closed Captioning and Other Authorized System Requirements. CSB shall ensure that each VOD Program and VOD Title delivered to TVN hereunder is in compliance with the closed captioning requirements and any other requirements (and any exceptions thereto) of the applicable Authorized Systems.

    3.4.5
    Delivery Errors. In the event that VOD Programs or VOD Titles are received by TVN out of compliance with the operational requirements described in this Section 3.4 (the "Operational Requirements") on a frequent or repeated basis, it shall be considered a "Delivery Error." In such case, TVN will promptly inform CSB, and give CSB an opportunity to respond and address the issue. If the Delivery Error(s) continue, or in the event that TVN is compelled to perform quality control ("QC") activities due to such prior repeated non-compliance, TVN may charge and CSB will pay the applicable Delivery Error fee; it being understood that QC activities will only be performed until TVN reasonably ascertains that the applicable Delivery Errors have been satisfactorily addressed.

4.     ADDITIONAL ADULT CONTENT PROVIDER CONSIDERATIONS

  4.1.
  Editing Standards. CSB shall ensure that all VOD Titles delivered to TVN pursuant to this Agreement shall be limited to [***] editing standards, as commonly understood in the cable television industry, and appropriately classified, consistent with the following editing standards:

  4.1.1.
  With respect to the editing standard currently known as "[***]", the VOD Titles may depict [***]; however, [***] VOD Titles shall not depict [***].

  4.1.2.
  With respect to the editing standard currently known as "[***]", the VOD Titles may depict [***]; however, "[***]" VOD Titles shall not depict [***].

  4.1.3.
  With respect to the editing standard currently known as "[***]", the VOD Titles may depict [***]; however, "[***]" VOD Titles shall not depict [***].

  4.1.4.
  With respect to the editing standard currently known as "[***]", the VOD Titles may depict [***].

  4.2.
  Restricted Content. CSB shall not deliver to TVN any VOD Title that depicts [***]. CSB assumes all responsibility for ensuring that the VOD Titles comply with this Section 4.2 and Section 4.1 above.

  4.3.
  Additional CSB Responsibilities. CSB shall be responsible for all of the following:

  4.3.1.
  Obtaining clearances of all necessary rights and licenses with respect to the production, distribution, and exhibition of all VOD Titles to be distributed under this Agreement; and

  4.3.2.
  Ensuring that all VOD Titles made available as part of the CSB VOD Service comply with the requirements of each CSB VOD Affiliate(s), including compliance with all

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

      ratings/classifications/editing standards and restrictions and all rules regarding title naming and use of restricted words; and ensuring that the VOD Titles are appropriately classified and comply with all Laws and government regulations (including labeling, recordkeeping and other compliance with 18 U.S.C. Sections 2257 and 2257A, to the extent required thereunder), and obtaining approvals from any applicable governing bodies and review boards.

  4.4.
  Operator Guidelines and Right to Reject. Operators may reject (and therefore not offer to their subscribers) any VOD Title(s), and nothing herein may be interpreted to require such offering of any VOD Title(s). CSB may provide, in its sole discretion, alternative VOD Titles for any rejected ones. In addition, CSB shall ensure that its standards and practices guidelines (the "Guidelines"), used in association with production and distribution of the VOD Titles comprising the CSB VOD Service, include, at a minimum, guidelines that ensure compliance with (i) all applicable Laws, rules and regulations and the editing standards described in Sections 4.1, 4.2 and 4.3 above, and (ii) the naming convention and any other rules enacted by each applicable Operator with respect to [***] Content. CSB shall provide TVN with a copy of the Guidelines prior to the Effective Date and within [***] of any material updates or modifications thereto. Should any VOD Title materially fail to conform to the Guidelines, or this Agreement, in TVN's reasonable judgment, TVN may refuse to deliver the non-conforming VOD Title. Should a determination be made by either TVN and/or an Operator that a delivered VOD Title is materially non-conforming or an Operator does not want to distribute a VOD Title because of its concerns about community standards, either TVN and/or the affected Operator may delete the VOD Title(s) at issue from the applicable Equipment and/or VOD Server(s). Any failure to delete or not distribute the non-conforming or other applicable VOD Title(s) shall not relieve CSB of its obligations under this Agreement.

5.     TVN'S VOD DISTRIBUTION SERVICES

  5.1
  VOD Distribution Services. TVN shall provide the VOD Distribution Services set forth on the attached Schedule B.

  5.2
  Encoding Services. Should CSB require encoding services in the future, TVN provides encoding services as follows:

  5.2.1
  For [***].

  5.2.2
  For [***].

  5.2.3
  For [***]. For any [***]; provided that TVN will support applicable Operator encoding rate requirements which may differ from this rate, provided that any such alternative rates are (i) agreed to in writing between CSB and the applicable Operator and (ii) communicated by CSB to TVN prior to TVN performing encoding; provided further that TVN shall not be required to encode [***] VOD Programs at more than [***] encoding rates across the CSB VOD Titles in any given [***] (for example, [***], TVN will not be required to accommodate CSB's request to encode at any additional [***] encoding rates in that [***]). CSB shall be responsible for ensuring that any alternative [***] encoding rate complies with the requirements of each applicable Authorized System.

  5.2.4
  For other VOD encoding specifications, the Parties will negotiate in good faith the terms under which TVN may provide such other encoding services.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

  5.3
  TVN Delivery of Titles.

  5.3.1
  For all VOD Programs and/or VOD Titles delivered to TVN in accordance with the Operational Requirements, TVN will deliver the applicable VOD Titles and the associated Metadata to the TVN Equipment at the applicable Authorized Systems, pursuant to the terms and conditions of this Agreement and in accordance with TVN's multicast delivery, in advance of each applicable VOD Title's exhibition start date.

  5.3.2
  TVN will ensure the VOD Titles are delivered to the TVN Equipment and made ready for hand-off to the VOD Server at the Authorized Systems; provided, however, that TVN shall not be responsible for delivery to any Authorized System which is unwilling or unable to accept the VOD Titles or has disabled the TVN Equipment, due to reasons outside the immediate control of TVN.

  5.3.3
  TVN shall perform a Metadata quality control ("QC") review against the XML files provided by CSB to verify that the Metadata is compliant with [***] and the CPR and will communicate any errors to CSB in a timely manner. TVN shall make no editorial changes to any CSB Metadata.

  5.3.4
  In the event that TVN does not, in all material respects, meet all of the requirements of Sections 3.5.1 and 3.5.2 on a [***] basis and fails to cure the same [***] after notice of such failure to TVN, and such performance issues are not due to the acts or omissions of CSB or the Authorized Systems or due to an un-communicated or mutually agreed upon change in formats or standards or other reasons outside of the immediate control of TVN, it shall be considered a material breach of this Agreement.

  5.4
  Operator Instructions. If TVN is notified by an Operator to not deliver one or more VOD Titles to one or more of its systems, TVN shall notify CSB of such instructions promptly, and will comply with such instructions until such time that Operator notifies TVN otherwise. Nothing herein shall require TVN to violate its obligations set forth in a TVN Affiliate Agreement.

  5.5
  Requests Outside of Normal Operational Processes. Should CSB request TVN to encode and/or deliver a VOD Title other than as outlined in the Operational Requirements, TVN will, in its sole discretion, determine if it can meet CSB's request.

  5.6
  Provider Remote Interface. During the Term, TVN will provide CSB access to TVN's web-based asset management toolset, the Provider Remote Interface ("PRI"), through which CSB will be able to view asset states and delivery confirmations.

  5.7
  Centralized Storage. As an optional service, TVN will provide near-line centralized storage of VOD Titles at TVN's facility at the rate set forth in Section 1 of Section C of Schedule C. CSB shall notify TVN in writing of its desire to utilize this option on a [***] basis.

6.     RESERVE CAPACITY

  6.1
  Reserve Capacity. TVN will initially reserve [***] transport capacity each [***] for the CSB VOD Titles (the "Reserve Capacity"). CSB may increase (or decrease) the Reserve Capacity by providing [***] written notice to TVN, in which case the [***] (as set forth in Section 9.1.2) shall [***]. TVN shall not refuse any Reserve Capacity requests made by CSB during the Term, provided that CSB has provided [***] written notice of any such increase to the Reserve Capacity.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

7.     CSB'S USE OF TVN'S VOD DISTRIBUTION SERVICES

  7.1
  Encoding Services. It is acknowledged that as of the Effective Date CSB encodes its VOD Titles itself "in-house". In the event that CSB decides to outsource some or all of its encoding/transcoding work in the future, it may, in its sole election, use TVN; or a Third Party Encoder in accordance with Section 3.4, provided that such Third Party Encoder is able to meet the Operational Requirements.

  7.2
  Transport Services. CSB shall use TVN's transport services for all delivery of VOD Titles to TVN Systems in the Territory (including the [***] Systems at such time as all VOD systems comprising the [***] Systems become TVN Systems), subject to the following permitted exceptions:

  7.2.1
  Carve-Out Operators: [***].

  7.2.2
  [***] Systems: [***].

  7.2.3
  Hospitality Network: [***].

  7.3
  Scope. This Agreement contemplates that the VOD Titles will be offered on [***] basis only with [***]. In the event that the Parties agree to include [***] content in the VOD Titles or otherwise within the CSB VOD Service offered to Group 1 Operators only, the Parties will negotiate how the Parties will share the [***] attributable to such [***], with it being understood that any such [***] between CSB and TVN will be based upon [***] received by CSB from such [***], [***]. In the event that CSB wishes to offer the VOD Titles to Group 1 Operators (i) under a different business model, such as on [***] basis, with [***], or (ii) as part of a broader relationship with one or more Operator(s) whereby CSB gains carriage of its VOD Titles in exchange for [***], the Parties hereto shall negotiate in good faith with respect to such additional or revised terms to this Agreement with respect to such VOD Titles as may be mutually agreed upon in writing (including by confirmed email) in order for TVN to provide distribution for such VOD Titles under such new business model. Notwithstanding anything to the contrary contained in this Agreement, the Parties acknowledge that this Agreement does not apply to content other than [***] Content or ancillary or supporting programming which is [***] and otherwise a part of the CSB VOD Service (e.g., trailers or other content promoting the VOD Titles).

8.     LICENSING, STANDARD TERMS, AND AFFILIATE SALES

  8.1.
  TVN Sublicensing Rights. TVN shall have the right to sublicense the CSB VOD Service (including each of the VOD Packages offered by CSB) to (i) Pre-existing TVN Sublicensees and (ii) any Operator who at the commencement of such sublicense is not licensing the CSB VOD Service directly from CSB; provided that, unless otherwise mutually agreed, TVN will not sublicense the CSB VOD Service to an Operator for a [***] of less than [***] (the "Minimum Terms").

  8.2.
  Pre-existing Licensing Relationships. It is acknowledged by the Parties that, as of the Effective Date, TVN sublicenses the CSB VOD Service to certain Operators, and CSB licenses the CSB VOD Service directly to other Operators. A list of Pre-existing TVN Sublicensees and Pre-existing CSB Direct Licensees is shown on Schedule D. The Parties agree that neither Party will actively pursue direct licensing agreements for the CSB VOD Service with Operators who at such time license the CSB VOD Service from the other Party, unless otherwise mutually agreed.

  8.3.
  Sales Coordination. TVN and CSB will use [***] efforts to conduct [***] sales calls or meetings to provide status updates, share market feedback, and coordinate efforts. In addition

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

    to the foregoing, TVN shall, subject to confidentiality obligations with Operators, content providers, and/or other business partners/customers, confer in person, by e-mail or by telephone at such time as it is notified by an Operator, other than a Group 2 Operator or a Delivery Carve-out Operator, that such Operator: (i) intends to drop CSB or intends to reduce the [***] Programming it receives from CSB; or (ii) is creating or changing category menu structures or pricing, in a manner which affects CSB.

  8.4.
  Additions to the CSB VOD Service and Additional Packages. In the event that CSB launches any new VOD Packages or otherwise expands the CSB VOD Service, CSB shall communicate such modifications/additions, and provide any marketing materials and related details, to TVN's affiliate sales team [***] prior to launch, so TVN can support such new VOD Packages at TVN Sublicensees.

  8.5.
  Additional Affiliate Sales Considerations.

  8.5.1.
  Subject to Section 8.5.2 and also to the notification requirements of Section 8.3, TVN will use [***] efforts to promote CSB's [***] Content to cable Operators to a similar extent that it promotes competitive [***] Content.

  8.5.2.
  TVN will not encourage Operators to cease carrying or reduce the volume of CSB VOD Titles they carry on their Distribution Systems and shall use reasonable efforts to discourage Operators from doing so. To the extent that TVN is notified by an Operator that such Operator is seeking to increase the amount of [***] Programming they make available, TVN will ensure that such Operator has been made aware of the various VOD offerings available through CSB, and CSB agrees to make available enough [***] Programming on an ongoing basis to fill any carriage opportunities that arise from such activities. In addition, at Operators where TVN (as opposed to the Operator) controls what [***] content is carried, TVN will not remove or reduce the volume of CSB VOD Titles carried by such Operator(s).

  8.6.
  Linear Channel Opportunities. For Operator systems in which TVN secures carriage of a local playback linear PPV [***] channel (i.e., the Operators receives VOD Titles via the TVN platform, then plays back a linear channel comprised of those Titles, such channel a "Local Playback Channel"), the first such Local Playback Channel offered and licensed to an Operator by TVN will be comprised [***] of CSB VOD Titles, unless the CSB Local Playback Channel or the terms which CSB is willing to accept are rejected by such Operator (a "CSB Channel"). CSB will grant TVN all rights associated with this opportunity, and the Parties will share [***], received by TVN with respect to such CSB Channel. The Parties agree to negotiate in good faith for additional such Local Playback Channel opportunities beyond the initial "channel".

9.     ECONOMICS

        Each month, TVN shall earn both (i) [***] and (ii) [***], as each is set forth below:

  9.1
  [***].

  9.1.1
  [***]. [***].

  9.1.2
  [***]. [***].

  9.1.3
  [***]. [***].

  9.1.4
  Acknowledgement. It is acknowledged that the [***] described in this Section 9.1 and in Schedule C are provided as consideration in part for CSB's commitments and the overall terms of this Agreement. [***].

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

  9.2
  [***]. [***].

  9.3
  [***]. [***].

  9.4
  Taxes. All charges are exclusive of applicable federal, state, and local sales, use, excise, gross receipts, and other taxes ("Taxes") that may apply. Taxes due by Law must be properly invoiced at the same time as the fees or charges on which such Taxes are based. In no event will Taxes include any taxes or tax-like surcharges determined by TVN's income, net worth, franchise or property. If CSB provides TVN with a duly authorized exemption certificate, TVN will exempt CSB in accordance with Law.

10.   PAYMENTS AND REPORTING

  10.1
  Fees. TVN shall invoice CSB [***] for the applicable [***] owed to TVN for services rendered by TVN and other fees incurred by CSB [***]. CSB shall remit to TVN the invoiced fees on or before [***] following the date of the invoice from TVN. TVN may charge CSB and CSB shall pay interest at the lesser of (i) [***] or (ii) the maximum percentage allowable under applicable Law, on fees not paid, unless such invoice is subject to a valid payment dispute.

  10.2
  [***].

  10.2.1
  CSB Payments to TVN. For all applicable Net Revenues payable to CSB, CSB shall pay [***], on a [***] basis, the appropriate [***], along with a complete report (the "[***] Report") detailing the calculation of [***] for such [***], within [***] following CSB's actual receipt of the applicable revenue and/or the applicable reporting information. The [***] Report shall include, unless not provided to CSB by an Operator (it being understood that CSB shall require the Operator provide such information in all Carriage Agreements with Operators), [***], during the applicable period. The [***] Report shall be provided in TVN's standard reporting format (the "Affiliate Revenue Report" or "ARR," as updated from time to time). TVN may charge CSB and CSB shall pay interest at the lesser of (i) [***] or (ii) the maximum percentage allowable under applicable Law, on [***] not paid on time, unless such invoice is subject to a valid payment dispute.

  10.2.2
  TVN Payments to CSB. For all applicable revenues payable to TVN, TVN shall pay CSB, on a [***] basis, CSB's applicable share of such revenues along with a [***] Report (consistent with the format of the ARR) within [***] following receipt of the applicable revenue and reporting information. CSB may charge TVN and TVN shall pay interest at the lesser of (i) [***] or (ii) the maximum percentage allowable under applicable Law, on [***] not paid on time, unless such invoice is subject to a valid payment dispute.

  10.3
  Audit Rights. Each Party shall keep and maintain, and require its Operators to keep and maintain, complete and accurate books and records for determining the [***] owed to each respective Party, as applicable. For a period of [***] following each [***] Report, as applicable, each Party's books and records specific to the determination of amounts due to the other Party for that particular month shall be available for inspection and audit by an independent, nationally recognized, certified accounting firm at the auditing Party's expense and at the audited Party's offices. Such audit shall be conducted in accordance with generally accepted accounting principles without any unusual cost or expense. Any inspection or audit will be conducted no more than [***] with at least [***] prior written notice to the audited Party, the scope of which audit shall be specifically limited to items materially relevant to the economic terms of this Agreement. Should the audit reveal a discrepancy of more than [***] of a shortfall in payment by the audited Party to the auditing Party, then the audited Party

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

    shall pay, in addition to paying any amounts owed to the auditing Party as a result of the discrepancy, the reasonable expenses associated with such audit. Notwithstanding the foregoing, if a Party hereto intends to conduct an examination of the books and records of an Operator of such Party as the same pertains to the amounts due to the Parties hereunder, the auditing Party shall give the other Party notice of the auditing Party's intention to do so and the other Party shall have the right to participate in said examination, if permitted by the Operator, provided that the other Party shall share the costs of such examination with the auditing Party in proportion to the Parties' respective recoveries resulting therefrom. Once a period has been audited, the auditing Party shall not have the right to audit the same period again.

11.   PUBLIC ANNOUNCEMENTS

        The Parties agree to issue a joint press release announcing this Agreement. Thereafter, neither Party shall issue a news release concerning this Agreement without the prior written approval of the other, such approval not to be unreasonably withheld, conditioned or delayed. The aforementioned prohibition shall not be construed as limiting CSB's right to make public disclosure as may be required by the United States Securities and Exchange Commission or as otherwise may be required by applicable Law.

12.   REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

  12.2
  Each Party represents and warrants to the other Party that (i) such Party has the right to enter into this Agreement and to perform fully all of its obligations under the Agreement; (ii) there are no claims, litigation or other proceedings pending or threatened that would adversely affect the other Party's rights or interests hereunder; and (iii) it is under no contractual or other legal obligation that in any way interferes with its ability to fully, promptly and completely perform hereunder.

  12.3
  CSB represents and warrants that it is a corporation duly organized and validly existing under the Laws of the State of Colorado. CSB further represents and warrants that: (i) CSB has the right to grant the rights hereunder free and clear of any and all claims by any third party, (ii) it will have obtained at the time of production appropriate releases from all persons appearing in or providing services in connection with each VOD Title; (iii) all performers in each VOD Title appearing nude and/or engaging in any form of sexual conduct will have been older than eighteen (18) years of age; (iv) each VOD Title will have been produced and records are kept in accordance with, and each VOD Title contains the appropriate notice required by, The Child Protection Restoration and Penalties Enhancement Act of 1990, and hereby certifies that each VOD Title will be in compliance with the labeling requirements of Sections 2257 and 2257A of Title 18, United States Code and any amendments thereto; and (v) none of the VOD Titles provided by CSB to TVN under this Agreement will: (a) be libelous, slanderous, obscene, or defamatory or illegally indecent; or (b) violate or infringe any civil or property rights, copyrights (including, without limitation, music synchronization, master recording, and music performance rights through to the viewer, and dramatic and non-dramatic music rights), trademark rights, patent rights, rights of privacy, or other rights of any person or entity; or (c) violate any Law or the closed captioning requirements of the Authorized Systems.

  12.4
  CSB hereby agrees to indemnify, defend, and forever hold harmless TVN, its parents, subsidiaries and related entities, and the CSB VOD Affiliates, and each of their respective present and former members, partners, directors, officers, employees, shareholders, agents, successors and assigns (collectively, the "TVN Indemnitees") from and against any and all losses, liabilities, claims, costs, damages and reasonable expenses, including fines, forfeitures,

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

    penalties, reasonable attorneys' fees, disbursements and court or administrative costs (collectively, "Liabilities"), incurred as a result of a third party claim that arises out of (i) any breach by CSB of any term of this Agreement, including its Schedules, or any warranty, covenant or representation contained herein by CSB; (ii) the content of the CSB VOD Service, the CSB Packages, VOD Programs and/or VOD Titles (including music performance rights through to the viewer), including, without limitation, a third party claim that the programming content contained in any VOD Program or VOD Title constitutes an infringement of any copyright or trademark or a violation of a right of publicity, privacy, or other right of any third party; (iii) CSB's failure to comply with all applicable Laws to which it is subject or any other failure on CSB's part that causes TVN and any TVN Indemnitee to violate any Law; (iv) CSB's failure to have acquired at the pertinent time when all or part of the VOD Title is made available to TVN or to any CSB VOD Affiliate or to any subscriber/customer, good title to, and/or each and every property right or other right necessary for it to satisfy the obligations imposed on it pursuant to the Agreement; (v) any civil or criminal violations of Law occurring as a result of the acts or omissions of CSB, and/or (vi) the use of intellectual property pertaining to encoding or digital video standards, formats, processes or technology used with respect to the VOD Titles, including without limitation the exhibition thereof and the end-user transactions for same; and shall reimburse the TVN Indemnitees for any and all legal, accounting and other fees, costs and expenses (collectively, "Expenses") reasonably incurred by any of them in connection with investigating, mitigating or defending any such Liabilities, and will pay all damages and costs finally awarded against TVN or any TVN Indemnitee in any such suit or proceeding or settlement thereof, provided that TVN (a) promptly notifies CSB in writing of any such suit or proceeding; provided, however, that any failure to promptly provide such notice shall not relieve CSB of its obligations hereunder, except to the extent that such delay has materially prejudiced CSB's ability to defend such suit or proceeding; (b) provides CSB with control over the defense or settlement of any such claim or action (except that CSB shall not, without TVN's prior written consent, settle any claim that imposes any (1) equitable remedy against any TVN Indemnitee, (2) financial obligation for which a TVN Indemnitee is not otherwise indemnified hereunder, or (3) any other liability or obligation upon any TVN Indemnitee (including any admission of wrongdoing by any TVN Indemnitee) which could be reasonably expected to have an adverse effect upon the TVN Indemnitee's business, reputation or prospects; and (c) provides reasonable information and assistance, at CSB's cost and expense, in the defense or settlement of any such claim or action. TVN may participate in any such suit or proceeding through counsel of its choice at TVN's own expense, provided that the costs associated with TVN's counsel shall not be deemed damages or costs for purposes of CSB's indemnity hereunder. [***].

  12.5
  TVN represents and warrants that it is not party to any agreements for transport services for Adult Content VOD titles with any third party Adult Content providers which contain a "most favored nations" clause.

  12.6
  TVN hereby agrees to indemnify, defend, and forever hold harmless CSB, its parents, subsidiaries and related entities, and each of their respective present and former members, partners, directors, officers, employees, shareholders, agents, successors and assigns (collectively, the "CSB Indemnitees") from and against any Liabilities incurred as a result of a third party claim that arises out of any breach by TVN of any term of this Agreement, including its Schedules, or any warranty, covenant or representation contained herein by TVN; and shall reimburse the CSB Indemnitees for any and all Expenses reasonably incurred by any of them in connection with investigating, mitigating or defending any such Liabilities, and will pay all damages and costs finally awarded against CSB or any CSB Indemnitee in any such suit or proceeding or settlement thereof, provided that CSB (a) promptly notifies TVN in writing of any such suit or proceeding; provided, however, that any failure to promptly provide

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

    such notice shall not relieve TVN of its obligations hereunder, except to the extent that such delay has materially prejudiced TVN's ability to defend such suit or proceeding; (b) provides TVN with control over the defense or settlement of any such claim or action (except that TVN shall not, without CSB's prior written consent, settle any claim that imposes any (1) equitable remedy against any CSB Indemnitee, (2) financial obligation for which a CSB Indemnitee is not otherwise indemnified hereunder, or (3) any other liability or obligation upon any CSB Indemnitee (including any admission of wrongdoing by any CSB Indemnitee) which could be reasonably expected to have an adverse effect upon the CSB Indemnitee's business, reputation or prospects; and (c) provides reasonable information and assistance, at TVN's cost and expense, in the defense or settlement of any such claim or action. CSB may participate in any such suit or proceeding through counsel of its choice at CSB's own expense, provided that the costs associated with CSB's counsel shall not be deemed damages or costs for purposes of TVN's indemnity hereunder. [***].

  12.7
  EXCEPT WITH RESPECT TO THE INDEMNIFICATION AND CONFIDENTIALITY PROVISIONS SET FORTH IN THIS AGREEMENT, NEITHER PARTY SHALL, FOR ANY REASON OR UNDER ANY LEGAL THEORY, BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OR FOR LOSS OF PROFITS, REVENUES, DATA OR SERVICES, REGARDLESS OF WHETHER SUCH DAMAGES OR LOSS WAS FORESEEABLE AND REGARDLESS OF WHETHER SUCH PARTY WAS INFORMED OR HAD DIRECT OR IMPUTED KNOWLEDGE OF THE POSSIBILITY OF SUCH DAMAGES OR LOSS IN ADVANCE.

13.   INSURANCE REQUIREMENT

        CSB shall procure and maintain [***], at CSB's sole expense, the following insurance coverage from a nationally-recognized insurance carrier and in accordance with industry standards: (i) Commercial General Liability insurance that, at a minimum, covers Premises and Operations, Products and Completed Operations, Blanket Contractual Liability for both Oral and Written Contracts and Broad Form Property Damage at liability limits of [***] each occurrence for Bodily Injury and Property Damage, [***] each occurrence and [***] in the aggregate for Products and Completed Operations, and [***] policy General Aggregate; and (ii) Media Perils Liability insurance (Broadcasters' Liability/Errors and Omissions) that, at a minimum, covers CSB's media activities, including production of programming, the VOD Programs and VOD Titles and all elements thereof and all programming licensed to TVN by CSB pursuant to this Agreement (including original programming, marketing activities, sales promotions and other activities), with coverage for, at a minimum, the offenses of defamation of character or reputation, invasion of privacy, infringement of trademark, title, slogan, trade name or service mark, infringement of copyright or misappropriation of ideas, and at a liability limit of [***] in any [***] policy period and a maximum self-insured retention of [***]. Each insurance policy required by this Section 13 shall be endorsed to provide that (a) TVN and the CSB VOD Affiliates are named as additional insureds, that the proceeds thereof are payable to TVN and the CSB VOD Affiliates, as the case may be, and that the policy provides primary and non-contributory coverage to TVN and the CSB VOD Affiliates, irrespective of any other insurance carried by TVN or any CSB VOD Affiliate, whether it be primary, excess, contingent or on any other basis; (b) the insurer waives any rights of subrogation it may have against TVN and/or any CSB VOD Affiliate; and (c) the policy provides coverage on an "occurrence," and not a "claims-made" basis for the Commercial General Liability insurance, and on a "claims-made" basis for the Media Perils Liability insurance. CSB shall provide to TVN standard ACORD certificates of insurance as evidence of maintenance of all insurance policies required by this Section 13 upon the execution of the Agreement by CSB. Such certificates shall indicate that the pertinent insurance policy shall not be canceled or modified except upon delivery of [***] prior written notice to TVN and CSB; provided, however, that CSB shall not make any revisions to any policy that could adversely affect TVN's or any CSB VOD Affiliate's rights

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

pursuant to this Section 13 without TVN's prior written consent. In addition, such certificates shall indicate coverage for the [***], or CSB shall provide to TVN, [***] prior to the expiration of any policy, a subsequent certificate of insurance as evidence that the pertinent insurance continues in full force and effect.

14.   TERM; TERMINATION

  14.2
  Initial Term. The initial term of this Agreement shall be for [***] beginning with the Effective Date of this Agreement (the "Initial Term"). Further, the Term shall automatically be extended for additional [***] periods (each [***] period a "Renewal Term"), unless written notice of termination is given by either Party [***] prior to the end of the then current Initial Term or Renewal Term. The Initial Term and each Renewal Term are collectively referred to herein as the "Term".

  14.3
  Termination and Additional Remedies for Breach. Either Party shall have the right to terminate this Agreement by giving written notice to the other Party if the other Party has materially breached this Agreement and has failed to cure such breach within [***] of receipt of written notice thereof specifying the breach (it being understood that cure of a breach by TVN for failure to timely deliver a VOD Title to an Operator shall be to effect delivery of such VOD Title as soon as practicable following notice and to use reasonable efforts to cause the Operator to make available to its Subscribers such VOD Title for the time period originally contemplated), , including pursing its other available rights and remedies at law, in equity or otherwise. In the event of termination, TVN shall retain and distribute to the Authorized Systems, and the Authorized Systems will have the right to continue to exhibit, any and all VOD Titles in TVN's possession until the end of each such VOD Title's license end date. Each and all of each Party's respective legal rights and remedies provided for in this Agreement shall be construed as being cumulative, and no one of them shall be deemed to be exclusive of the others or of any right or remedy allowed by law. The exercise by either Party of such rights or remedies hereunder shall not release or relieve the breaching Party from its performance obligations or liabilities hereunder.

  14.4
  Termination for Financial Impairment. If a Party (i) makes a general assignment for the benefit of creditors, (ii) has appointed, voluntarily or involuntarily, any trustee, receiver, to it or a substantial part of its property, (iii) files, or has filed against it, a voluntary or involuntary petition in bankruptcy, or (iv) makes any arrangement or otherwise becomes subject to any proceedings under the bankruptcy, insolvency, reorganization or similar Laws of the United States or any state, and the Party fails to have any involuntary proceeding dismissed within ninety (90) days of service on the Party of notice of such involuntary proceeding, then the other Party shall have the right at any time thereafter to terminate this Agreement by giving written notice to such Party.

  14.5
  Surviving Clauses. [***], and all provisions of this Agreement which may reasonably be interpreted or construed as surviving the expiration or termination of this Agreement, shall survive the expiration or earlier termination of this Agreement for any reason.

  14.6
  Obligations Upon Termination. Upon the termination of this Agreement, any amounts then due hereunder shall become immediately due and payable. Upon the expiration or earlier termination of this Agreement, TVN shall immediately discontinue the delivery of the VOD Titles. Not later than [***] after the expiration or earlier termination of this Agreement, any copies of the VOD Titles in TVN's possession shall be destroyed or erased.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

15.   CHOICE OF LAW / DISPUTES

  15.2
  Governing Law. This Agreement shall be construed in accordance with applicable federal Laws of the United States of America, and the Laws of the State of California applicable to contracts entered into and to be performed therein without regard to principles of conflict of Laws, and excluding the 1980 United Nations Convention on Contracts for the International Sale of Goods and any amendments or updates thereto.

  15.3
  Disputes. The Parties hereto agree that any dispute relating to this Agreement will be submitted in writing to a panel of two persons, one representing TVN and one representing CSB, who shall promptly meet and confer in an effort to resolve such dispute. Each representative shall be identified by notice to the other side and may be changed at any time thereafter also by notice to the other. Any unanimous decisions of the representatives will be final and binding on TVN and CSB. In the event the representatives are unable to resolve any dispute within [***] after submission to them, then either TVN or CSB may then refer such dispute to arbitration in accordance with Section 15.4 below.

  15.4
  Arbitration. Except for an action pursuant to the provisions of Section 15.7 below, the Parties agree that all disputes that are not resolved pursuant to the procedure set forth in Section 15.2 above and which relate to or arise out of this Agreement shall be submitted to arbitration before a single arbitrator in Los Angeles County in the State of California. The arbitration shall be conducted through ADR Services, Inc. ("ADR Services") or JAMS in accordance with the applicable ADR Services or JAMS arbitration rules. The arbitration shall be heard before a retired federal court judge or an experienced attorney with experience in or knowledge of the business in which the Parties are primarily engaged. The Parties shall select an arbitrator by mutual agreement through ADR Services or JAMS within thirty (30) days of the date the demand for arbitration is filed. If the Parties are unable to agree on the selection of an arbitrator within such time, the administrator of ADR Services or JAMS, as the case may be, shall select an independent arbitrator. The Parties agree that (a) they shall be entitled to conduct such reasonable discovery as the arbitrator may allow; (b) except as provided to the contrary in this Agreement to which this arbitration provision is a part, the arbitrator shall be entitled to award the full range of relief as would be available to the prevailing Party in a court of law; (c) the arbitrator shall not have the power to commit errors of Law or legal reasoning, and the award may be vacated or corrected on appeal to a court of competent jurisdiction for any such error; (d) the prevailing Party in any proceeding brought under this paragraph or in any proceeding brought to enforce an arbitration award hereunder shall be entitled to its costs and to its reasonable attorneys fees incurred in connection with the preparation and conduct of any such arbitration and/or any other proceeding hereunder, and (e) the arbitration shall be final and binding on all Parties and their respective heirs, executors, administrators, successors and assigns. Any action to secure judicial confirmation of the arbitration award may be brought in any state or federal court of competent jurisdiction.

  15.5
  Court Action. If any Party to this Agreement brings an action in a state or federal court to enforce rights hereunder (other than pursuant to Section 15.7 below), such action shall be barred as a result of the exclusive remedy provided in Section 15.4 above, and the prevailing Party in any such action shall be entitled to recover its costs and expenses, including reasonable attorneys' fees, incurred in connection with such lawsuit.

  15.6
  WAIVER OF CERTAIN RIGHTS. THE PARTIES EACH ACKNOWLEDGE AND AGREE THAT BY SELECTING ARBITRATION AS THE SOLE AND EXCLUSIVE REMEDY FOR RESOLVING ALL DISPUTES AMONG THEM, THEY ARE WAIVING THEIR RIGHT TO A JURY TRIAL TO WHICH THEY MAY OTHERWISE BE ENTITLED. THE PARTIES HERETO ALSO WAIVE THE RIGHT TO ASSERT THE DOCTRINE OF FORUM NON

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

    CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS AGREEMENT. SERVICE OF PROCESS, SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION, MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE ADDRESSES FOR THE PARTIES SET FORTH IN SECTION 19 BELOW.

  15.7
  Prearbitral or Related Awards. By this Agreement, the Parties do not intend to deprive any court of its jurisdiction to issue a prearbitral injunction, prearbitral attachment or other order in aid of arbitration proceedings and enforcement of the award, including without limitation, injunctive relief for the protection of intellectual property, enforcement of Section 16 (Confidentiality) below, enjoining any other Party in any action brought by or against a third party with respect to the subject matter of the arbitration, or filing legal action to compel arbitration or selection of a neutral arbitrator under the arbitration provisions hereof.

16.   CONFIDENTIALITY

        The terms and conditions of this Agreement, other than the existence of this Agreement, shall be kept confidential by the parties hereto and shall not be disclosed by either Party to any third party except: (i) as may be required by any court of competent jurisdiction, governmental agency, Law or regulation (in such event, the disclosing Party shall notify the other Party and redact to the extent possible before disclosing the Agreement); (ii) as part of the normal reporting or review procedure to a Party's accountants, auditors, agents, legal counsel, and employees of partners, parent and subsidiary companies or lenders, potential financing entities or purchasers so long as all such entities and persons are bound by confidentiality obligations that are no less restrictive than those contained in this Section 16; (iii) in connection with a sale, acquisition, merger, joint venture or takeover; provided such third parties involved in such events are bound by confidentiality obligations that are no less restrictive than those contained in this Section 16; and (iv) to enforce any of a Party's rights pursuant to this Agreement. The parties recognize and agree that the nature of the services that TVN provides to CSB hereunder require TVN to share information and to maintain full and strong communications with Operators, other [***] Content providers and other participants in the industry. To the extent that CSB desires to provide confidential information to TVN which it does not want TVN to communicate to CSB competitors, CSB shall clearly indicate which information it wishes to keep confidential by confirmed email communication or other written means to TVN, in which case TVN shall not share such confidential information with CSB competitors (and TVN may refuse to accept such information if it believes that it should not have such information). As used herein, "confidential information" shall not include information which (1) is or becomes generally available to the public other than in violation of this confidentiality provision, or (2) is or becomes available to TVN on a non-confidential basis from a source which, to the knowledge of TVN, is entitled to disclose it, or (3) was known to TVN prior to disclosure of such information by CSB, or (4) is developed by TVN without the benefit of the information provided by CSB.

17.   INDEPENDENT CONTRACTOR

        The Parties hereto are independent contractors. Nothing in this Agreement may be construed to make the Parties partners or joint venturers, agents or fiduciaries of the other, or to make either Party liable for the obligations, acts or activities of the other.

18.   ASSIGNMENT

        This Agreement, including both its obligations and benefits, shall inure to the benefit of and be binding upon the Parties and their respective successors, transferees and assigns, except that neither this Agreement nor either Party's rights or obligations hereunder shall be assigned or transferred by either Party without the prior written consent of the other Party, such consent not to be unreasonably

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

withheld, conditioned or delayed; provided, however, no consent shall be necessary in the event of an assignment to a successor or transferee entity resulting from a merger, acquisition, consolidation or sale of substantially all assets by CSB or assignment to an entity under common control with, controlled by or in control of CSB, unless such successor or transferee is a material, direct competitor of TVN, in which case TVN's prior written consent shall be required.

19.   NOTICES

        For all administrative and operational matters under this Agreement, notices shall be given to (i) Josh Rosenblatt on behalf of TVN, and (ii) Bill Mossa on behalf of CSB, (or such other designee as TVN or CSB may provide, as applicable). For all matters intended to have a legal effect with respect to this Agreement, or to provide financial information, unless otherwise stated herein, written notices shall be delivered by hand, postage pre-paid mail or national overnight private mail delivery or by fax or email (with contemporaneous delivery by one of the foregoing means) to the persons and at the addresses as set forth below and shall be deemed given upon transmission in the case of fax or email or otherwise upon delivery. Either Party may change its address for receipt of notice to the other Party by delivering written notice of such change pursuant to this Section.

If to TVN:	If to CSB:
James P. Riley Chief Revenue Officer TVN Entertainment Corp. 15301 Ventura Blvd. Building E, Suite 3000 Sherman Oaks, CA 91403 Fax: 818-526-5001 jriley@tvn.com	Ken Boenish President Colorado Satellite Broadcasting, Inc. 7007 Winchester Circle, Suite 200 Boulder, CO 80301 Fax: 303-444-0848 ken@noof.com
With a copy to:	With a copy to:
General Counsel TVN Entertainment Corp. 15301 Ventura Blvd. Building E, Suite 3000 Sherman Oaks, CA 91403	General Counsel Colorado Satellite Broadcasting, Inc. 7007 Winchester Circle, Suite 200 Boulder, CO 80301
Fax: 818-526-5003 legal@tvn.com	Fax: 303-381-2369 legal@noof.com

With respect to financial matters:

If to TVN:	If to CSB:
Controller TVN Entertainment Corp. 15301 Ventura Blvd. Building E, Suite 3000 Sherman Oaks, CA 91403 Fax: 818-526-5007 finance@tvn.com	Chief Financial Officer Colorado Satellite Broadcasting, Inc. 7007 Winchester Circle, Suite 200 Boulder, CO 80301 Fax: 303-444-0734 gwilliams@noof.com

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

20.   AMENDMENTS; WAIVER

        This Agreement may be amended or modified and any term hereof may be waived only be a written instrument executed by all of the Parties hereto or, in the case of a waiver, by the Party waiving compliance. Any waiver by any Party of any condition, or of the breach of any provision, term, covenant, representation or warranty contained herein, in any one or more instances, shall not be deemed to be nor be construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation or warranty.

21.   SEVERABILITY

        The invalidity under applicable Law of any provision of this Agreement shall not affect the validity of any other provision of this Agreement, and in the event that any provision hereof would be determined to be invalid or otherwise illegal, this Agreement shall remain effective and shall be construed in accordance with its terms as if the invalid, illegal or unenforceable provision were not contained herein.

22.   FORCE MAJEURE

        In the event that either Party is unable to perform any of its obligations under this Agreement (other than each Party's payment and reporting obligations as set forth in Sections 9 and 10 above and/or elsewhere as part of this Agreement) or to enjoy any of its benefits because of the non-operation of facilities (including any satellite or transponder not owned or controlled by the affected Party) due to any force majeure event beyond the reasonable control of the affected Party, such as natural disaster, acts of God, inevitable accident, fire, lockout, strike or other labor dispute, riot or civil commotion, acts of terrorism, actions or decrees of governmental bodies, failure of communication or electrical lines, or any other event beyond such Party's reasonable control (a "Force Majeure Event"), the Party who has been so affected shall promptly give written notice to the other Party and shall use its commercially reasonable best efforts to resume performance. Upon receipt of such notice, all obligations under this Agreement shall be immediately suspended for the duration of such Force Majeure Event, excluding the obligation to make payment when due.

23.   CAPTIONS; HEADINGS; SCHEDULES

        The captions and headings are inserted in this Agreement for convenience only, and shall in no event be deemed to define, limit or describe the scope or intent of this Agreement, or of any provision hereof, nor in any way affect the interpretation of this Agreement. All references to Schedules contained in this Agreement refer to the Schedules attached to this Agreement, which Schedules are incorporated into this Agreement where referenced in this Agreement.

24.   NO INFERENCE AGAINST AUTHOR

        TVN and CSB each acknowledge and agree that this Agreement was fully negotiated by the Parties and, therefore, no provision of this Agreement shall be interpreted against any Party because such Party or its legal representative drafted such provision.

25.   ENTIRE AGREEMENT

        This Agreement contains the entire understanding of the Parties relating to the subject matter hereof and supersedes all Prior Agreements, which Prior Agreements shall be deemed terminated as of the Effective Date of this Agreement.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

        This Agreement is duly executed as of the date first written above when signed by the authorized representatives of CSB and TVN, respectively.

Agreed to and Accepted by:	Agreed to and Accepted by:
COLORADO SATELLITE BROADCASTING, INC.	TVN ENTERTAINMENT CORPORATION
/s/ KEN BOENISH Name: Ken Boenish Title: President	/s/ JAMES P. RILEY James P. Riley Chief Revenue Officer

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

SCHEDULE A
Authorized Systems

[Full list available via PRI]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

SCHEDULE B
Standard Services

        TVN's Standard VOD Distribution Services include the following:

        [***].

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

SCHEDULE C
OTHER SERVICE FEES

        [***].

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

SCHEDULE D
Pre-Existing Licensing Relationships

        [***].

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  Exhibit 10.46